Subject to Revision
Series Term Sheet Dated February 12, 2002


                                   EQUITY ONE
                            =======================
                            =======================
                            A POPULAR, INC. COMPANY


                            $267,680,000 Certificates
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor

                  Equity One Mortgage Pass-Through Trust 2002-1



                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2002-1. The Series Term Sheet has been prepared by Wachovia Securities based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                    WACHOVIA
                                   SECURITIES

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                              Offered Certificates:

------------ ---------------- ----------- --------------- ------------- ---------------- --------------------------------
                                                                                                Expected Ratings
                                                                                         --------------------------------
                                                                           Expected
                Expected       Interest      Principal    Expected WAL     Principal
   Class        Size(1)         Type           Type           (yrs)         Window         S&P      Moody's      Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
   AF-1          $74,900,000   Floating       Senior          1.00      03/02 - 03/04      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
   AF-2           48,450,000    Fixed         Senior          4.00      03/04 - 06/09      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
   AV-1           98,850,000   Floating       Senior          3.01      03/02 - 01/10      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
    M-1           18,700,000    Fixed       Mezzanine         5.18      09/04 - 01/10      AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
    M-2           14,100,000    Fixed       Mezzanine         5.16      09/04 - 01/10       A         A2           A
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
     B            12,680,000    Fixed      Subordinate        5.18      09/04 - 01/10      BBB       Baa3         BBB
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------

------------ ---------------- ----------- --------------- ------------- ---------------- --------------------------------
                                                                                                Expected Ratings
                                                                                         --------------------------------
                                                                           Expected
                Expected       Interest      Principal    Expected WAL     Principal
   Class        Size(1)         Type           Type           (yrs)         Window         S&P      Moody's      Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
   AF-1          $74,900,000   Floating       Senior          1.00      03/02 - 03/04      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------------------------------
   AF-2           48,450,000    Fixed         Senior          4.00      03/04 - 06/09      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------------------------------
   AV-1           98,850,000   Floating       Senior          3.46      03/02 - 01/18      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------------------------------
    M-1           18,700,000    Fixed       Mezzanine         5.73      09/04 - 02/16      AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- --------------------------------
    M-2           14,100,000    Fixed       Mezzanine         5.66      09/04 - 07/15       A         A2           A
------------ ---------------- ----------- --------------- ------------- ---------------- --------------------------------
     B            12,680,000    Fixed      Subordinate        5.53      09/04 - 12/13      BBB       Baa3         BBB
------------ ---------------- ----------- --------------- ------------- ---------------- -------- ------------ ----------
(1)  Size is subject to a permitted variance in the aggregate of plus or minus 5%.


    Structure:
--------------------------------------------------------------------------------
o The Ambac Insurance Policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on the Class AF-1 and AF-2 Certificates.

o After the Optional Termination Date, the pass-through rate on the Class AF-2 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.

o Each of the Offered Certificates will be subject to a cap of the Pool Cap on its pass-through rate.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

    Pricing Speed:
--------------------------------------------------------------------------------
Fixed Rate Mortgage Loans
-------------------------
100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in the twelfth month, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans
------------------------------
28% CPR.
--------------------------------------------------------------------------------


Contacts: Wachovia Securities

Trading / Syndicate            Phone                  E-mail Address
-------------------            -----                  --------------
Chris Choka               (704) 383-8267        chris.choka@wachovia.com
Mark Adamson              (704) 383-7727        mark.adamson@wachovia.com

Mortgage Finance               Phone                  E-mail Address
----------------               -----                  --------------
Mike Ciuffo               (704) 715-1170        michael.ciuffo@wachovia.com
Jon Riber                 (704) 383-7203        jon.riber@wachovia.com
David Lyle                (704) 715-8131        david.lyle@wachovia.com

Structuring                    Phone                  E-mail Address
-----------                    -----                  --------------
Serkan Erikci             (704) 715-1263        serkan.erikci@wachovia.com
Barbara Smith             (704) 383-8614        barbaram.smith@wachovia.com

Collateral Analytics           Phone               E-mail Address
--------------------           -----               --------------
Ken Nanney                (704) 715-1068        ken.nanney@wachovia.com

ABS Research                   Phone                  E-mail Address
------------                   -----                  --------------
Inna Koren                (212) 909-0082        inna.koren@wachovia.com

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------
Title of Securities:                    Mortgage   Pass-Through    Certificates,
                                        Series 2002-1.

Offered Certificates:                   Class AF-1,  Class AF-2,  and Class AV-1
                                        Certificates         (the        "Senior
                                        Certificates");  Class M-1 and Class M-2
                                        Certificates       (the       "Mezzanine
                                        Certificates");  Class B (the  "Class  B
                                        Certificates"   and  together  with  the
                                        Mezzanine Certificates, the "Subordinate
                                        Certificates").

Retained Certificates:                  Class R and  Class X  Certificates  will
                                        not be offered.

Seller/Servicer:                        Equity One, Inc.

Depositor:                              Equity One ABS, Inc.

Trustee & Custodian:                    J.P. Morgan Chase Bank.

Class AF-1 and Class AF-2 Certificate
Insurer:                                Ambac Assurance Corporation ("Ambac").

Rating Agencies:                        Moody's    Investors    Service,    Inc.
                                        ("Moody's")   and  Standard  and  Poor's
                                        Rating Services ("S&P") and Fitch,  Inc.
                                        ("Fitch").

Underwriter:                            Wachovia Securities.

Closing Date:                           On or about February 27, 2002.

Registration:                           DTC,  Clearstream,  Luxembourg  and  the
                                        Euroclear System.

Accrued Interest:                       The   Class    AF-1   and   Class   AV-1
                                        Certificates will settle with no accrued interest (settle flat) and the Class
                                        AF-2,  Class M-1, Class M-2, and Class B
                                        Certificates will settle with accrued interest.

Distribution Date:                      The 25th of each  month,  or if such day
                                        is  not  a   business   day,   the  next
                                        succeeding  business day,  commencing on
                                        March 25, 2002.

Record Date:                            With respect to the Class AF-1 and Class
                                        AV-1 Certificates, the last business day
                                        prior  to  the  applicable  Distribution
                                        Date and with respect to the Class AF-2,
                                        Class  M-1,   Class  M-2,  and  Class  B
                                        Certificates,  the last  business day in
                                        the  month   preceding  the   applicable
                                        Distribution  Date.  With respect to the
                                        Class AF-1 and Class AV-1  Certificates,
                                        the   Record    Date   for   the   first
                                        Distribution Date is the last business day prior to the Distribution Date in March 2002. With respect to the Class
                                        AF-2,  Class M-1, Class M-2, and Class B
                                        Certificates, the Record Date for the first Distribution Date is the Closing
                                        Date.

Payment Delay:                          None for the Class  AF-1 and Class  AV-1
                                        Certificates  and 24 days for the  Class
                                        AF-2,  Class M-1, Class M-2, and Class B
                                        Certificates.

Day Count:                              With respect to the Class AF-1 and Class
                                        AV-1 Certificates, actual/360 and with respect to the Class AF-2, Class M-1,
                                        Class  M-2,  and  Class B  Certificates,
                                        30/360.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

Servicing Fee:                          0.50%   per   annum  of  the   aggregate
                                        principal balance of the mortgage loans.

Trustee Fee:                            0.02%   per   annum  of  the   aggregate
                                        principal balance of the mortgage loans.

Optional Termination Date:              Any Distribution  Date on or after which
                                        the aggregate principal balance of the mortgage loans declines to 10% or less of the sum of the aggregate principal balance of the mortgage loans as of the Cut-off Date ("Cut-off Date Principal
                                        Balance").

Denomination:                           $25,000 minimum and  multiples of $1,000
                                        in excess thereof.

ERISA Eligibility:                      The   Offered    Certificates   may   be
                                        purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:                      The  Offered  Certificates  will  not be
                                        SMMEA eligible.

Tax Status:                             The Trust  will  elect to be  treated as
                                        one  or  more   real   estate   mortgage
                                        investment   conduits   ("REMICs")   for
                                        federal income tax purposes. The Offered
                                        Certificates   will  be   designated  as
                                        "regular    interests"   in   a   REMIC.
                                        Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.


Cut-off Date:                           Close of business on January 31, 2002.

Mortgage Loan Pool:                     The  mortgage  loan pool will consist of
                                        2,554 closed-end  mortgage loans with an
                                        aggregate     principal    balance    of
                                        approximately  $267,689,413  (the "Total
                                        Mortgage Loans") as of the Cut-off Date.
                                        The  mortgage  loan pool will be divided
                                        into two loan  groups,  Loan Group I and
                                        Loan Group II. Loan Group I will consist
                                        of 1,708 fixed rate mortgage  loans (the
                                        "Group  I  Mortgage   Loans")   with  an
                                        aggregate     principal    balance    of
                                        approximately  $168,819,586  as  of  the
                                        Cut-off Date. Loan Group II will consist
                                        of 846  adjustable  rate mortgage  loans
                                        (the "Group II Mortgage  Loans") with an
                                        aggregate     principal    balance    of
                                        approximately   $98,869,827  as  of  the
                                        Cut-off Date. The Group I Mortgage Loans
                                        are secured by first and second liens on
                                        one-    to     four-family     dwellings
                                        ("Residential     Loans")     and     on
                                        multi-family  properties  and structures
                                        which contain both residential  dwelling
                                        units   and  space   used  for   retail,
                                        professional  or other  commercial  uses
                                        ("Mixed Use Loans" and, together with the Residential Loans, the "Mortgage
                                        Loans"). The Group II Mortgage Loans are secured by first liens on Residential
                                        Loans.

                                        The collateral information presented in this Series Term Sheet regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


Servicer Advances:                      The  Servicer  is  required  to  advance
                                        scheduled principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:                      With  respect to any  Distribution  Date
                                        means the calendar month prior to the month in which such Distribution Date occurs.

Credit Enhancement:                     Credit  enhancement  with respect to the
                                        Offered Certificates includes: the Ambac
                                        Insurance   Policy,   excess   interest,
                                        overcollateralization and subordination.

                                        Ambac  Insurance   Policy.   Ambac  will
                                        unconditionally      and     irrevocably
                                        guarantee timely payment of interest and ultimate payment of principal only on the Class AF-1 and AF-2 Certificates.


                                        Excess  Interest.  The weighted  average
                                        mortgage  interest  rate on the mortgage
                                        loans is generally expected to be higher
                                        than the sum of (a) the  Servicing  Fee,
                                        (b) the Trustee  Fee,  (c) the  weighted
                                        average pass-through rate on the Offered
                                        Certificates,  and (d)  the  Certificate
                                        Insurer's premium.  On each Distribution
                                        Date,  excess interest  generated during
                                        the  related  collection  period will be
                                        available  to  cover  losses  and  build
                                        overcollateralization       on      such
                                        Distribution Date.


                                        Overcollateralization.  Excess  interest
                                        will   be   applied,   to   the   extent
                                        available,  to make accelerated payments
                                        of  principal to the  certificates  then
                                        entitled   to   receive    payments   of
                                        principal. Such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the mortgage loans, resulting in overcollateralization.
                                        Overcollateralization will be used to cover losses on the Mortgage Loans.

                                        Initial Overcollateralization:          0.00%
                                        Initial Target Overcollateralization
                                                Amount:                         3.4% of the Cut-off Date
                                                                                Principal Balance.
                                        Target Overcollateralization after
                                                Stepdown:                       Lesser of Initial Target
                                                                                Overcollateralization
                                                                                Amount and 6.80% of the
                                                                                current principal balance
                                                                                of the Mortgage Loans.

                                        Subordination. The Class M-1, Class M-2,
                                        and Class B Certificates are subordinate
                                        to and provide  credit  enhancement  for
                                        the Class AF-1,  Class  AF-2,  and Class
                                        AV-1  Certificates.  The  Class  M-2 and
                                        Class B Certificates  are subordinate to
                                        and provide credit  enhancement  for the
                                        Class  M-1  Certificates.  The  Class  B
                                        Certificates   are  subordinate  to  and
                                        provide credit enhancement for the Class
                                        M-2 Certificates.


                                         Initial Credit Support*        After Stepdown Date*

                                        Class          Percent         Class          Percent
                                        -----          -------         -----          -------
                                  AF-1, AF-2, AV-1     [17.00]%   AF-1, AF-2, AV-1     [40.80]%
                                         M-1           [10.00]%         M-1            [26.80]%
                                         M-2            [4.75]%         M-2            [16.30]%
                                          B                --            B              [6.80]%

                                        *Approximate due to rounding

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual:                       For any Distribution Date and each class
                                        of Offered Certificates,  other than the
                                        Class  AF-1  Certificates  and the Class
                                        AV-1  Certificates,  will  be  from  and
                                        including  the first day of each  month,
                                        commencing  February  1,  2002,  to  and
                                        including  the last  day of such  month.
                                        With respect to the Offered Certificates
                                        other than the Class  AF-1  Certificates
                                        and the  Class  AV-1  Certificates,  all
                                        calculations of interest will be made on
                                        the basis of a 360-day  year  assumed to
                                        consist of twelve  30-day  months.  With
                                        respect to the Class  AF-1  Certificates
                                        and the  Class  AV-1  Certificates,  the
                                        Interest    Accrual   Period   for   any
                                        Distribution Date will be the period from the preceding Distribution Date, or in the case of the first Distribution
                                        Date, from the Closing Date, to the day prior to the current Distribution Date, and calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year.

Interest Distributions:                 On each Distribution Date, interest will
                                        be remitted in the following order of priority, to the extent available:

                                       (i)  to  the  Certificate  Insurer,  the
                                            Certificate    Insurer's    monthly
                                            premium  with  respect to the Class
                                            AF-1 and Class AF-2 Certificates;
                                       (ii) to the Trustee, the Trustee Fee;
                                       (iii)to the Servicer,  the Servicing Fee
                                            and any other reimbursable amounts;
                                       (iv) concurrently,  to the  Class  AF-1,
                                            Class    AF-2   and   Class    AV-1
                                            Certificates,    pro   rata,    the
                                            applicable   Accrued    Certificate
                                            Interest   for  such   Distribution
                                            Date;
                                       (v)  concurrently,  to the  Class  AF-1,
                                            Class    AF-2   and   Class    AV-1
                                            Certificates,    pro   rata,    the
                                            applicable  interest  carry forward
                                            amount  for the Class  AF-1,  Class
                                            AF-2 and Class  AV-1  Certificates,
                                            respectively;
                                       (vi) to the Class  AF-1 and  Class  AF-2
                                            Certificate       Insurer,      any
                                            reimbursement amount;
                                       (vii)to the Class M-1 Certificates,  the
                                            Accrued    Certificate     Interest
                                            thereon for such Distribution Date;
                                       (viii)to  the  Class  M-2  Certificates,
                                            the  Accrued  Certificate  Interest
                                            thereon for such Distribution Date;
                                       (ix) to the  Class B  Certificates,  the
                                            Accrued    Certificate     Interest
                                            thereon for such Distribution Date;
                                       (x)  any remaining  amount to be applied
                                            as  the  "Monthly  Excess  Interest
                                            Amount";
                                       (xi) the amount, if any, remaining after
                                            applications  with  respect  to the
                                            priorities  set forth above will be
                                            used to pay  unpaid  carry  forward
                                            interest and realized losses;
                                       (xii)to  the   Class   X  and   Class  R
                                            Certificates, any remaining amounts
                                            as  described  in the  Pooling  and
                                            Servicing Agreement.

Accrued Certificate Interest:           For each Class of  Offered  Certificates
                                        and  each  Distribution  Date  means  an
                                        amount  equal  to the  interest  accrued
                                        during  the  related   Interest  Accrual
                                        Period  on  the  Certificate   Principal
                                        Balance of such  class of  Certificates,
                                        minus each Class' Interest Percentage of
                                        shortfalls  caused by the  Relief Act or
                                        prepayment   interest   shortfalls   not
                                        covered   by  the   Servicer   for  such
                                        Distribution Date.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

Senior Certificate Carry Forward
Amount: For any Distribution Date is the sum of the interest carry forward amounts for the Class AF-1, AF-2 and AV-1 Certificates for such Distribution Date.

Pool Cap:                               For any Distribution Date will equal the
                                        weighted  average  of the  Net  Mortgage
                                        Interest Rates, weighted on the basis of the Mortgage Loan balances as of the first day of the related Collection
                                        Period.

Class AV-1 Carryover:                   With respect to any Distribution Date on
                                        which the Class AV-1 Pass  Through  Rate
                                        is  subject  to the Pool Cap,  the Class
                                        AV-1  Certificates  will be  entitled to
                                        receive,  from amounts otherwise paid to
                                        the  Class  X  Certificates,  an  amount
                                        equal to the  product  of (a)  excess of
                                        (i) the Pass Through Rate the Class AV-1
                                        Certificate  would have  received  if it
                                        was not subject to the Pool Cap (subject
                                        to a maximum  rate of 14%),  minus  (ii)
                                        the  Pool   Cap,   and  (b)  the   Class
                                        Certificate  Balance  of the Class  AV-1
                                        Certificates.

Class AF-1 Carryover:                   With respect to any Distribution Date on
                                        which the Class AF-1 Pass  Through  Rate
                                        is  subject  to the Pool Cap,  the Class
                                        AF-1  Certificates  will be  entitled to
                                        receive,  from amounts otherwise paid to
                                        the  Class  X  Certificates,  an  amount
                                        equal to the  product  of (a)  excess of
                                        (i) the Pass Through Rate the Class AF-1
                                        Certificate  would have  received  if it
                                        was not subject to the Pool Cap (subject
                                        to a maximum  rate of 10%),  minus  (ii)
                                        the  Pool   Cap,   and  (b)  the   Class
                                        Certificate  Balance  of the Class  AF-1
                                        Certificates.


Pass-Through Rate:                      With respect to the Class AF-1 and Class
                                        AV-1  Certificates  and any Distribution
                                        Date,   a  per  annum   rate   equal  to
                                        one-month LIBOR for the related interest
                                        accrual period plus a margin, which will
                                        be set at pricing.  With  respect to the
                                        Class  AF-2,  Class  M-1,  Class M-2 and
                                        Class    B    Certificates    and    any
                                        Distribution Date, a per annum rate, which will be fixed at pricing.

Step-up Rate:                           After the Optional Termination Date, the
                                        margin on the Class AV-1 Certificates will increase by 2x and the Pass-Through
                                        Rate on the Class AF-2 Certificates will increase by 0.50% per annum.

Net Mortgage Interest Rate:             For each Mortgage Loan is the applicable
                                        Mortgage  Interest  Rate less the sum of
                                        (i) the Certificate Insurer fee, (ii) the Servicing Fee Rate, and (iii) the rate at which the Trustee Fee accrues.

Interest Percentage:                    With    respect    to   any   class   of
                                        Certificates  and a  Distribution  Date,
                                        the  amount  equal to the  ratio of that
                                        class' Accrued  Certificate  Interest to
                                        the   aggregate   Accrued    Certificate
                                        Interest     for    all    classes    of
                                        Certificates, in each case, for that Distribution Date.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------



                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

Group I Principal Percentage:           With  respect to any  Distribution  Date
                                        and  the  Class   AF-1  and  Class  AF-2
                                        Certificates,  will  be  the  percentage
                                        equivalent of a fraction,  the numerator
                                        of  which  is the  amount  of  principal
                                        collections   (including  any  principal
                                        advanced by the  Servicer)  allocable to
                                        Loan Group I for the related  Collection
                                        Period and the  denominator  of which is
                                        the  amount  of  principal   collections
                                        (including any principal advanced by the Servicer) allocable to Loan Group I and
                                        Loan Group II for the related Collection
                                        Period.


Group II Principal Percentage:          With  respect to any  Distribution  Date
                                        and the Class AV-1 Certificates, will be
                                        the percentage equivalent of a fraction,
                                        the  numerator of which is the amount of
                                        principal  collections   (including  any
                                        principal   advanced  by  the  Servicer)
                                        allocable  to  Loan  Group  II  for  the
                                        related   Collection   Period   and  the
                                        denominator  of which is the  amount  of
                                        principal  collections   (including  any
                                        principal   advanced  by  the  Servicer)
                                        allocable to Loan Group I and Loan Group
                                        II for the related Collection Period.

Senior Certificate Principal
Distribution Amount:                    As of any  Distribution  Date before the
                                        Stepdown  Date or if a Trigger  Event is
                                        in effect,  the Class AF-1  Certificates
                                        and the Class AF-2  Certificates will be
                                        entitled   to   receive   the   Group  I
                                        Principal  Percentage  of the  Principal
                                        Distribution     Amount     for     such
                                        Distribution  Date  and the  Class  AV-1
                                        Certificates will be entitled to receive
                                        the Group II Principal Percentage of the
                                        Principal  Distribution  Amount for such
                                        Distribution Date, until the Certificate
                                        Principal  Balances  thereof  have  been
                                        reduced to zero. As of any  Distribution
                                        Date on or after the  Stepdown  Date and
                                        as long  as a  Trigger  Event  is not in
                                        effect, the excess of (x) the sum of the
                                        Certificate  Principal  Balances  of the
                                        Class  AF-1,  Class  AF-2 and Class AV-1
                                        Certificates  immediately  prior to such
                                        Distribution Date over (y) the lesser of
                                        (A)  the  product  of (i)  approximately
                                        [59.20]% and (ii) the Pool Balance as of
                                        the last day of the  related  Collection
                                        Period  and (B) the Pool  Balance  as of
                                        the last day of the  related  Collection
                                        Period   minus   the   product   of  (i)
                                        approximately  [0.50]% and (ii) the Pool
                                        Balance on the Cut-off Date.

Class M-1 Principal Distribution
Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the
                                        Certificate  Principal  Balance  of  the
                                        Class M-1 Certificates immediately prior
                                        to such  Distribution  Date over (y) the
                                        lesser  of  (A)  the   product   of  (i)
                                        approximately [73.20]% and (ii) the Pool
                                        Balance  as  of  the  last  day  of  the
                                        related  Collection  Period  and (B) the
                                        Pool  Balance  as of the last day of the
                                        related   Collection  Period  minus  the
                                        product of (i) approximately [0.50]% and
                                        (ii) the  Pool  Balance  on the  Cut-off
                                        Date.


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

Class M-2 Principal Distribution
Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
                                        Date)   and   (iii)   the    Certificate
                                        Principal   Balance  of  the  Class  M-2
                                        Certificates  immediately  prior to such
                                        Distribution Date over (y) the lesser of
                                        (A)  the  product  of (i)  approximately
                                        [83.70]% and (ii) the Pool Balance as of
                                        the last day of the  related  Collection
                                        Period  and (B) the Pool  Balance  as of
                                        the last day of the  related  Collection
                                        Period   minus   the   product   of  (i)
                                        approximately  [0.50]% and (ii) the Pool
                                        Balance on the Cut-off Date.


Class B Principal Distribution
Amount: As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
                                        Date),  (iii) the Certificate  Principal
                                        Balance  of the Class  M-2  Certificates
                                        (after  taking into  account the payment
                                        of the Class M-2 Principal  Distribution
                                        Amount on such  Distribution  Date), and
                                        (iv) the Certificate  Principal  Balance
                                        of the Class B Certificates  immediately
                                        prior to such Distribution Date over (y)
                                        the  lesser  of (A) the  product  of (i)
                                        approximately [93.20]% and (ii) the Pool
                                        Balance  as  of  the  last  day  of  the
                                        related  Collection  Period  and (B) the
                                        Pool  Balance  as of the last day of the
                                        related   Collection  Period  minus  the
                                        product of (i) approximately [0.50]% and
                                        (ii) the  Pool  Balance  on the  Cut-off
                                        Date.

Extra Principal Distribution
Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
                                        (y) the Overcollateralization Deficiency for such Distribution Date.

Overcollateralization Deficiency:       As of any Distribution Date, the excess,
                                        if   any,    of   (x)    the    Targeted
                                        Overcollateralization  Amount  for  such
                                        Distribution    Date    over   (y)   the
                                        Overcollateralization  Amount  for  such
                                        Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates resulting from the distribution of the Principal
                                        Distribution  Amount  (but not the Extra
                                        Principal  Distribution  Amount) on such
                                        Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


Overcollateralization Release
Amount: With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and
                                        (y)  the  excess,  if  any,  of (i)  the
                                        Overcollateralization  Amount  for  such
                                        Distribution Date, assuming that 100% of
                                        the  Principal   Remittance   Amount  is
                                        applied  as a  principal  payment on the
                                        Certificates on such Distribution  Date,
                                        over       (ii)       the       Targeted
                                        Overcollateralization  Amount  for  such
                                        Distribution  Date.  With respect to any
                                        Distribution  Date on  which  a  Trigger
                                        Event     is     in     effect,      the
                                        Overcollateralization   Release   Amount
                                        will be zero.

Principal Distribution Amount:          As of any Distribution  Date, the sum of
                                        (i)  the  Principal   Remittance  Amount
                                        (minus the Overcollateralization Release
                                        Amount,  if  any)  and  (ii)  the  Extra
                                        Principal Distribution Amount, if any.

Principal Remittance Amount:            With respect to any  Distribution  Date,
                                        to  the   extent   of  funds   available
                                        therefor as described herein, the amount described in the Pooling and Servicing
                                        Agreement.

Stepdown Date:                          The later to occur of (x) the earlier to
                                        occur  of (A) the  Distribution  Date in
                                        September 2004 and (B) the  Distribution
                                        Date on which the aggregate  Certificate
                                        Principal    Balance   of   the   Senior
                                        Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified
                                        Enhancement Percentage.

Senior Enhancement Percentage:          For   any   Distribution   Date  is  the
                                        percentage  obtained by dividing (x) the
                                        sum of  (i)  the  aggregate  Certificate
                                        Principal  Balance  of  the  Subordinate
                                        Certificates      and      (ii)      the
                                        Overcollateralization  Amount,  in  each
                                        case  before  taking  into  account  the
                                        distribution     of    the     Principal
                                        Distribution Amount on such Distribution
                                        Date by (y) the pool  balance  as of the
                                        last  day  of  the  related   Collection
                                        Period.


Senior Specified Enhancement
Percentage:                             On any  date  of  determination  thereof
                                        means approximately [40.8]%.


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------
Trigger Event:                          On  a  Distribution   Date  if  (i)  the
                                        six-month  rolling  average of  Mortgage
                                        Loans   which   are  60  or  more   days
                                        contractually  past due (assuming 30 day
                                        months)  equals  or  exceeds [ ]% of the
                                        Senior Enhancement Percentage; provided,
                                        that   if  the   Certificate   Principal
                                        Balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of Mortgage Loans which are 60 or more days contractually past due (assuming 30 day months) equals or exceeds [ ]% or (ii) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date.

                                        Distribution Date                      Percentage
                                        March 25, 2005 to February 25, 2006    [TBD]
                                        March 25, 2006 to February 25, 2007    [TBD]
                                        March 25, 2007 to February 25, 2008    [TBD]
                                        March 25, 2008 and thereafter          [TBD]

Principal Distribution
Priorities on or after the
Stepdown Date:                          With respect to each  Distribution  Date
                                        (a) on or after  the  Stepdown  Date and
                                        (b) as long as a Trigger Event is not in effect, the holders of all classes of Certificates will be entitled to receive payments of principal, in the order of priority and in the amounts set forth below:

                                        first,  concurrently as follows: (i) the
                                        Group  I  Principal  Percentage  of  the
                                        lesser of (x) the Principal Distribution
                                        Amount  and (y) the  Senior  Certificate
                                        Principal  Distribution  Amount  will be
                                        distributed  sequentially,  to the Class
                                        AF-1 and  Class  AF-2  Certificates,  in
                                        that   order,   until  the   Certificate
                                        Principal Balance of each such class has
                                        been  reduced  to zero  and  then to the
                                        Class  AV-1   Certificates,   until  the
                                        Certificate  Principal  Balance  of such
                                        class has been reduced to zero; and (ii)
                                        the Group II Principal Percentage of the
                                        lesser of (x) the Principal Distribution
                                        Amount  and (y) the  Senior  Certificate
                                        Principal  Distribution  Amount  will be
                                        distributed    to   the    Class    AV-1
                                        Certificates,   until  the   Certificate
                                        Principal Balance of such class has been
                                        reduced to zero and then sequentially to
                                        the   Class    AF-1   and   Class   AF-2
                                        Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

                                        second,  the lesser of (x) the excess of
                                        (i) the Principal Distribution Amount over (ii) the amount distributed to the Senior Certificates in priority first above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                        third,  the  lesser of (x) the excess of
                                        (i) the  Principal  Distribution  Amount
                                        over   (ii)   the  sum  of  the   amount
                                        distributed  to the Senior  Certificates
                                        in  priority  first above and the amount
                                        distributed    to    the    Class    M-1
                                        Certificates  in priority  second  above
                                        and  (y)   the   Class   M-2   Principal
                                        Distribution Amount will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                        fourth,  the lesser of (x) the excess of
                                        (i) the  Principal  Distribution  Amount
                                        over   (ii)   the  sum  of  the   amount
                                        distributed to the Senior Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------
                                        priority  second  above  and the  amount
                                        distributed    to    the    Class    M-2
                                        Certificates pursuant to priority third above and (y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                        any amount of the Principal Distribution
                                        Amount remaining after making all of the
                                        distributions in priority first, second,
                                        third and fourth  above will be included
                                        as part of the Monthly  Excess  Cashflow
                                        Amount and will be applied as  described
                                        below  under   "Application  of  Monthly
                                        Excess Cashflow Amounts."


Application of Monthly Excess
Cashflow Amounts:                       On any Distribution Date, the sum of the
                                        Monthly  Excess  Interest  Amount,   the
                                        Overcollateralization Release Amount and
                                        any    portion    of    the    Principal
                                        Distribution       Amount       (without
                                        duplication)  remaining  after principal
                                        distributions     on     the     Offered
                                        Certificates   is  the  "Monthly  Excess
                                        Cashflow Amount", which is required to be applied in the following order of priority (the "Monthly Excess Cashflow
                                        Allocation") on such Distribution Date:

                                        i.  to  fund  any  remaining  applicable
                                        Accrued  Certificate  Interest  for such
                                        Distribution Date, pro rata, among the Class AF-1, Class AF-2 and Class AV-1 Certificates;

                                        ii. to fund the remaining interest carry
                                        forward   amounts  for  the  classes  of
                                        Senior Certificates, if any, pro rata, among the Class AF-1, Class AF-2 and Class AV-1 Certificates;

                                        iii.   to  fund  the   Extra   Principal
                                        Distribution     Amount     for     such
                                        Distribution Date;

                                        iv.  to  fund  any   remaining   Accrued
                                        Certificate     Interest     for    such
                                        Distribution  Date  for  the  Class  M-1
                                        Certificates;

                                        v. to fund the interest carry forward amount for the Class M-1 Certificates, if any;

                                        vi.  to  fund  the  Class  M-1   applied
                                        realized    loss    amount    for   such
                                        Distribution Date;

                                        vii.  to  fund  any  remaining   Accrued
                                        Certificate     Interest     for    such
                                        Distribution  Date  for  the  Class  M-2
                                        Certificates;

                                        viii. to fund the interest carry forward amount for the Class M-2 Certificates, if any;

                                        ix.  to  fund  the  Class  M-2   applied
                                        realized    loss    amount    for   such
                                        Distribution Date;

                                        x.  to  fund   any   remaining   Accrued
                                        Certificate     Interest     for    such
                                        Distribution   Date  for  the   Class  B
                                        Certificates;

                                        xi. to fund the interest carry forward amount for the Class B Certificates, if any;

                                        xii.   to  fund  the   Class  B  applied
                                        realized    loss    amount    for   such
                                        Distribution Date;

                                        xiii.  from amounts payable to the Class
                                        X Certificates, any Class AV-1 Carryover

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                        or Class AF-1 Carryover in the order specified in the Pooling and Servicing Agreement; and

                                        xiv.  to  fund   distributions   to  the
                                        Holders  of  the  Class  X and  Class  R
                                        Certificates in the amounts specified in the Pooling and Servicing Agreement.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

Summary Statistics
--------------------------------------------------------------------------------
Cut-off Date Principal Balance                               $267,689,413.29
   Number of Mortgage Loans                                            2,554
   Minimum                                                         $8,577.48
   Maximum                                                       $499,328.96
   Average                                                       $104,811.83
CLTV Ratio
   Minimum                                                            7.000%
   Maximum                                                          100.000%
   Weighted Average                                                  80.566%
Mortgage Rate
   Minimum                                                            6.500%
   Maximum                                                           15.625%
   Weighted Average                                                   9.322%
Remaining Term (Months)
   Minimum                                                         20 Months
   Maximum                                                        360 Months
   Weighted Average                                               287 Months
FICO Score
   Minimum                                                               501
   Maximum                                                               795
   Weighted Average                                                      614
Product Type(1)
   Fully Amortizing Fixed Rate Mortgage Loans                         35.31%
   Fully Amortizing Adjustable Rate Mortgage Loans                    36.93%
   Fixed Rate Balloon Mortgage Loans                                  27.75%
Lien Position
   First                                                              98.03%
   Second                                                              1.97%
Property Type
   Single-Family Residence                                            97.18%
   Mixed-Use                                                           2.82%
Occupancy Status
   Owner Occupied                                                     90.68%
   Non-Owner Occupied                                                  9.32%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                       12.27%
   New Jersey                                                          9.81%
   California                                                          8.88%
   New York                                                            7.27%
   North Carolina                                                      6.74%
   Maryland                                                            5.36%
   Number of States                                                       39
   Largest Zip Code Concentration (NJ / 08226)                         0.48%
% of Loans with Prepayment Penalties                                  74.21%
--------------------------------------------------------------------------------
(1) The sum of the Product Types does not equal 100.00% due to rounding.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                              Percent of
                                                 Number of                      Aggregate                      Aggregate
Mortgage Rate (%)                             Mortgage Loans                Principal Balance              Principal Balance
--------------------------------------    ------------------------      --------------------------      ---------------------
 6.001 -  6.500                                                 1                      $59,497.34                 0.02%
 6.501 -  7.000                                                11                    1,567,819.12                 0.59
 7.001 -  7.500                                                37                    4,254,283.34                 1.59
 7.501 -  8.000                                               189                   27,012,818.47                10.09
 8.001 -  8.500                                               329                   38,941,290.88                14.55
 8.501 -  9.000                                               490                   60,765,516.55                22.70
 9.001 -  9.500                                               353                   38,127,670.50                14.24
 9.501 - 10.000                                               404                   44,160,781.47                16.50
10.001 - 10.500                                               251                   21,843,248.68                 8.16
10.501 - 11.000                                               163                   14,239,900.41                 5.32
11.001 - 11.500                                                95                    6,146,061.69                 2.30
11.501 - 12.000                                                90                    5,575,033.59                 2.08
12.001 - 12.500                                                57                    1,775,918.50                 0.66
12.501 - 13.000                                                29                    1,224,028.21                 0.46
13.001 - 13.500                                                13                      661,073.56                 0.25
13.501 - 14.000                                                32                      998,265.95                 0.37
14.001 - 14.500                                                 6                      195,920.18                 0.07
14.501 - 15.000                                                 3                      122,737.61                 0.05
15.501 - 16.000                                                 1                       17,547.24                 0.01
--------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                       2,554                 $267,689,413.29               100.00%
                                          ========================      ==========================      =========================


                                                                                                               Percent of
                                                 Number of                      Aggregate                      Aggregate
CLTV Ratio (%)                                Mortgage Loans                Principal Balance              Principal Balance
--------------------------------------    ------------------------      --------------------------      -------------------------
 5.001 - 10.000                                                  2                      $85,662.80                0.03%
10.001 - 15.000                                                  1                       44,075.95                0.02
15.001 - 20.000                                                 10                      278,590.32                0.10
20.001 - 25.000                                                 11                      477,752.03                0.18
25.001 - 30.000                                                  8                      444,921.74                0.17
30.001 - 35.000                                                 10                      818,223.70                0.31
35.001 - 40.000                                                 15                      853,670.76                0.32
40.001 - 45.000                                                 28                    2,467,680.40                0.92
45.001 - 50.000                                                 35                    2,246,983.08                0.84
50.001 - 55.000                                                 35                    3,155,092.26                1.18
55.001 - 60.000                                                 65                    5,032,485.85                1.88
60.001 - 65.000                                                 82                    8,602,517.29                3.21
65.001 - 70.000                                                155                   15,751,076.99                5.88
70.001 - 75.000                                                238                   20,647,449.67                7.71
75.001 - 80.000                                                759                   77,095,043.16               28.80
80.001 - 85.000                                                351                   44,165,518.21               16.50
85.001 - 90.000                                                468                   59,872,206.15               22.37
90.001 - 95.000                                                104                   13,125,868.26                4.90
95.001 -100.000                                                177                   12,524,594.67                4.68
--------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                       2,554                 $267,689,413.29               100.00%
                                          ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                               Percent of
                                                  Number of                      Aggregate                      Aggregate
Cut-off Date Principal Balance ($)             Mortgage Loans                Principal Balance              Principal Balance
---------------------------------------    ------------------------      --------------------------      -------------------------
      0.01 -  25,000.00                                         97                   $1,907,273.60                0.71%
 25,000.01 -  50,000.00                                        481                   18,532,644.58                6.92
 50,000.01 -  75,000.00                                        516                   32,006,423.22               11.96
 75,000.01 - 100,000.00                                        417                   36,410,013.40               13.60
100,000.01 - 125,000.00                                        314                   35,345,100.90               13.20
125,000.01 - 150,000.00                                        226                   30,925,818.30               11.55
150,000.01 - 175,000.00                                        158                   25,460,858.92                9.51
175,000.01 - 200,000.00                                        103                   19,361,401.98                7.23
200,000.01 - 225,000.00                                         57                   12,062,695.16                4.51
225,000.01 - 250,000.00                                         45                   10,643,912.46                3.98
250,000.01 - 275,000.00                                         36                    9,508,185.51                3.55
275,000.01 - 300,000.00                                         20                    5,791,386.28                2.16
300,000.01 - 325,000.00                                         32                    9,984,040.78                3.73
325,000.01 - 350,000.00                                         16                    5,425,491.66                2.03
350,000.01 - 375,000.00                                          8                    2,885,512.66                1.08
375,000.01 - 400,000.00                                         19                    7,463,767.31                2.79
400,000.01 - 425,000.00                                          3                    1,240,754.06                0.46
425,000.01 - 450,000.00                                          3                    1,291,860.86                0.48
450,000.01 - 475,000.00                                          2                      942,942.69                0.35
475,000.01 - 500,000.00                                          1                      499,328.96                0.19
---------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                        2,554                 $267,689,413.29              100.00%
                                           ========================      ==========================      =========================


                                                                                                                Percent of
Prepayment Penalty                                Number of                      Aggregate                      Aggregate
Period (Months)                                Mortgage Loans                Principal Balance              Principal Balance
---------------------------------------    ------------------------      --------------------------      -------------------------
No Prepayment Penalty                                          810                  $69,030,636.48                25.79%
12                                                             171                   27,262,131.16                10.18
24                                                             546                   63,145,691.29                23.59
30                                                               4                      421,834.17                 0.16
36                                                             746                   77,253,608.63                28.86
42                                                              12                    1,111,613.53                 0.42
48                                                               2                      564,396.30                 0.21
60                                                             263                   28,899,501.73                10.80
---------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                        2,554                 $267,689,413.29               100.00%
                                           ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
Remaining Term                                     Number of                      Aggregate                      Aggregate
to Maturity (Months)                            Mortgage Loans                Principal Balance              Principal Balance
---------------------------------------     ------------------------      --------------------------      -------------------------
 13 -  24                                                         1                      $13,104.04                0.00%*
 37 -  48                                                         1                       97,951.90                0.04
 49 -  60                                                         9                    1,255,425.69                0.47
 61 -  72                                                         2                      114,586.24                0.04
 97 - 108                                                         4                      219,741.59                0.08
109 - 120                                                        60                    7,059,793.34                2.64
133 - 144                                                         6                      443,818.40                0.17
145 - 156                                                        10                      422,075.21                0.16
157 - 168                                                        59                    2,735,123.11                1.02
169 - 180                                                       855                   74,951,954.95               28.00
205 - 216                                                         3                      183,208.43                0.07
217 - 228                                                        20                      915,911.11                0.34
229 - 240                                                       143                   12,857,817.87                4.80
277 - 288                                                         1                       49,131.06                0.02
289 - 300                                                         4                      725,948.19                0.27
313 - 324                                                         1                       72,967.90                0.03
325 - 336                                                         4                      311,790.77                0.12
337 - 348                                                        71                    7,937,736.14                2.97
349 - 360                                                     1,300                  157,321,327.35               58.77

* Less than 0.01% but greater than 0.

---------------------------------------     ------------------------      --------------------------      -------------------------
Total                                                         2,554                 $267,689,413.29              100.00%
                                            ========================      ==========================      =========================



                                                                                                                 Percent of
                                                   Number of                      Aggregate                      Aggregate
Occupancy Status                                Mortgage Loans                Principal Balance              Principal Balance
---------------------------------------     ------------------------      --------------------------      -------------------------
Owner Occupied                                                2,213                 $242,743,426.42                90.68%
Non-Owner Occupied                                              341                   24,945,986.87                 9.32
---------------------------------------     ------------------------      --------------------------      -------------------------
Total                                                         2,554                 $267,689,413.29               100.00%
                                            ========================      ==========================      =========================


                                                                                                                 Percent of
                                                   Number of                      Aggregate                      Aggregate
Credit Grade                                    Mortgage Loans                Principal Balance              Principal Balance
---------------------------------------     ------------------------      --------------------------      -------------------------
A                                                             1,575                 $170,985,690.91                63.87%
B                                                               657                   65,453,926.31                24.45
C                                                               322                   31,249,796.07                11.67
---------------------------------------     ------------------------      --------------------------      -------------------------
Total                                                         2,554                 $267,689,413.29               100.00%
                                            ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                            Percent of
                                               Number of                      Aggregate                      Aggregate
FICO Score                                  Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
501 - 525                                                   141                  $14,501,658.84                5.42%
526 - 550                                                   229                   24,194,001.99                9.04
551 - 575                                                   278                   29,047,589.37               10.85
576 - 600                                                   400                   39,422,196.04               14.73
601 - 625                                                   454                   50,346,114.72               18.81
626 - 650                                                   425                   43,043,154.94               16.08
651 - 675                                                   296                   34,028,311.29               12.71
676 - 700                                                   151                   15,275,291.24                5.71
701 - 725                                                    94                   10,070,402.88                3.76
726 - 750                                                    57                    5,003,155.64                1.87
751 - 775                                                    18                    1,584,371.09                0.59
776 - 800                                                    11                    1,173,165.25                0.44
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                     2,554                 $267,689,413.29              100.00%
                                        ========================      ==========================      =========================


                                                                                                             Percent of
                                               Number of                      Aggregate                      Aggregate
Documentation Type                          Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
Full Documentation                                        2,063                 $207,383,960.96                77.47%
Stated Income                                               282                   35,799,505.52                13.37
Alternative Documentation                                   125                   15,103,469.53                 5.64
Lite Documentation                                           84                    9,402,477.28                 3.51
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                     2,554                 $267,689,413.29              100.00%
                                        ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                              Percent of
                                                Number of                      Aggregate                      Aggregate
Property Type                                Mortgage Loans                Principal Balance              Principal Balance
-----------------------------------      ------------------------      --------------------------      -------------------------
Single-Family Residence                                    2,494                 $260,131,480.93               97.18%
Mixed-Use                                                     60                    7,557,932.36                2.82
-----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      2,554                 $267,689,413.29              100.00%
                                         ========================      ==========================      =========================

Mixed-Use  is  comprised  of  multi-family   properties  and  "true"   mixed-use
properties. Multi-family properties and true mixed-use properties represent approximately 0.54% and 2.28% of the Aggregate Principal Balance, respectively.


                                                                                                              Percent of
                                                Number of                      Aggregate                      Aggregate
Loan Purpose                                 Mortgage Loans                Principal Balance              Principal Balance
-----------------------------------      ------------------------      --------------------------      -------------------------
Refinance (Cash-Out)                                       1,365                 $152,127,915.02                56.83%
Purchase                                                     654                   61,377,513.35                22.93
Refinance (Rate/Term)                                        463                   49,488,346.89                18.49
Unknown                                                       72                    4,695,638.03                 1.75
-----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      2,554                 $267,689,413.29              100.00%
                                         ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                             Percent of
                                               Number of                      Aggregate                      Aggregate
Geographic Distribution                     Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
Pennsylvania                                                424                  $32,841,700.33               12.27%
New Jersey                                                  215                   26,259,353.49                9.81
California                                                  140                   23,770,277.65                8.88
New York                                                    124                   19,462,099.06                7.27
North Carolina                                              182                   18,039,264.19                6.74
Maryland                                                    119                   14,346,322.33                5.36
Illinois                                                     76                    9,936,489.18                3.71
Ohio                                                        105                    9,157,276.92                3.42
Missouri                                                    113                    8,347,396.49                3.12
Nevada                                                       65                    7,770,933.74                2.90
Massachusetts                                                53                    7,728,844.43                2.89
South Dakota                                                 86                    7,698,547.73                2.88
Florida                                                      83                    7,071,244.01                2.64
Minnesota                                                    47                    6,069,913.54                2.27
Kansas                                                       62                    5,628,938.23                2.10
Wisconsin                                                    45                    4,756,268.38                1.78
Delaware                                                     51                    4,746,531.30                1.77
Washington                                                   40                    4,705,583.48                1.76
Colorado                                                     30                    4,658,720.67                1.74
South Carolina                                               57                    4,417,396.12                1.65
Georgia                                                      38                    4,116,254.84                1.54
Michigan                                                     44                    3,583,230.98                1.34
Iowa                                                         50                    3,505,545.98                1.31
Indiana                                                      49                    3,480,862.83                1.30
Virginia                                                     20                    3,254,077.64                1.22
Nebraska                                                     44                    3,128,739.06                1.17
Connecticut                                                  17                    2,611,958.91                0.98
Tennessee                                                    22                    2,126,282.77                0.79
Idaho                                                        19                    2,012,497.61                0.75
Arizona                                                      22                    1,744,773.62                0.65
Oklahoma                                                     16                    1,648,739.74                0.62
Rhode Island                                                 16                    1,620,780.84                0.61
New Mexico                                                   15                    1,510,395.89                0.56
Oregon                                                       12                    1,497,456.74                0.56
Kentucky                                                     19                    1,472,926.24                0.55
Montana                                                      16                    1,449,301.34                0.54
New Hampshire                                                10                    1,015,991.23                0.38
Utah                                                          5                      320,901.86                0.12
Maine                                                         3                      175,593.90                0.07
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                     2,554                 $267,689,413.29              100.00%
                                        ========================      ==========================      =========================



--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

Summary Statistics
--------------------------------------------------------------------------------
Cut-off Date Principal Balance                          $168,819,586.37
   Number of Mortgage Loans                                       1,708
   Minimum                                                    $8,577.48
   Maximum                                                  $474,568.91
   Average                                                   $98,840.51
CLTV Ratio
   Minimum                                                       7.000%
   Maximum                                                     100.000%
   Weighted Average                                             79.678%
Mortgage Rate
   Minimum                                                       6.500%
   Maximum                                                      15.625%
   Weighted Average                                              9.350%
Remaining Term (Months)
   Minimum                                                    20 Months
   Maximum                                                   360 Months
   Weighted Average                                          248 Months
FICO Score
   Minimum                                                          501
   Maximum                                                          795
   Weighted Average                                                 624
Product Type
   Fully Amortizing Fixed Rate Mortgage Loans                    55.99%
   Fixed Rate Balloon Mortgage Loans                             44.01%
Lien Position
   First                                                         96.87%
   Second                                                         3.13%
Property Type
   Single-Family Residence                                       95.52%
   Mixed-Use                                                      4.48%
Occupancy Status
   Owner Occupied                                                88.26%
   Non-Owner Occupied                                            11.74%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                  13.96%
   New Jersey                                                    12.12%
   New York                                                      11.20%
   California                                                     8.82%
   North Carolina                                                 6.52%
   Maryland                                                       5.52%
   Number of States                                                  39
   Largest Zip Code Concentration (NJ / 08226)                    0.75%
% of Loans with Prepayment Penalties                             70.34%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                        Percent of
                                       Number of Group I              Aggregate Group I              Aggregate Group I
Mortgage Rate (%)                       Mortgage Loans                Principal Balance              Principal Balance
-----------------------------      ------------------------      --------------------------      -------------------------
 6.001 -  6.500                                          1                      $59,497.34                0.04%
 6.501 -  7.000                                          3                      501,515.19                0.30
 7.001 -  7.500                                         22                    2,428,755.49                1.44
 7.501 -  8.000                                        125                   17,411,062.44               10.31
 8.001 -  8.500                                        223                   25,689,259.31               15.22
 8.501 -  9.000                                        325                   39,138,976.63               23.18
 9.001 -  9.500                                        231                   22,927,599.59               13.58
 9.501 - 10.000                                        256                   27,661,591.17               16.39
10.001 - 10.500                                        141                   11,098,721.56                6.57
10.501 - 11.000                                        101                    8,702,111.61                5.15
11.001 - 11.500                                         76                    4,696,936.97                2.78
11.501 - 12.000                                         67                    3,708,997.69                2.20
12.001 - 12.500                                         55                    1,661,705.68                0.98
12.501 - 13.000                                         27                    1,137,311.16                0.67
13.001 - 13.500                                         13                      661,073.56                0.39
13.501 - 14.000                                         32                      998,265.95                0.59
14.001 - 14.500                                          6                      195,920.18                0.12
14.501 - 15.000                                          3                      122,737.61                0.07
15.501 - 16.000                                          1                       17,547.24                0.01
-----------------------------      ------------------------      --------------------------      -------------------------
Total                                                1,708                 $168,819,586.37              100.00%
                                   ========================      ==========================      =========================


                                                                                                        Percent of
                                      Number of Group I              Aggregate Group I              Aggregate Group I
CLTV Ratio (%)                         Mortgage Loans                Principal Balance              Principal Balance
-----------------------------      ------------------------      --------------------------      -------------------------
 5.001 - 10.000                                          2                      $85,662.80                0.05%
10.001 - 15.000                                          1                       44,075.95                0.03
15.001 - 20.000                                          8                      205,930.80                0.12
20.001 - 25.000                                         11                      477,752.03                0.28
25.001 - 30.000                                          6                      348,685.93                0.21
30.001 - 35.000                                          9                      763,274.10                0.45
35.001 - 40.000                                         12                      670,578.58                0.40
40.001 - 45.000                                         24                    1,916,819.62                1.14
45.001 - 50.000                                         27                    1,845,590.07                1.09
50.001 - 55.000                                         26                    2,303,960.67                1.36
55.001 - 60.000                                         51                    3,427,476.32                2.03
60.001 - 65.000                                         63                    6,536,900.47                3.87
65.001 - 70.000                                        118                   12,104,410.86                7.17
70.001 - 75.000                                        175                   14,246,468.72                8.44
75.001 - 80.000                                        468                   46,027,337.66               27.26
80.001 - 85.000                                        226                   27,881,120.03               16.52
85.001 - 90.000                                        241                   31,064,749.35               18.40
90.001 - 95.000                                         79                    8,584,433.91                5.08
95.001 -100.000                                        161                   10,284,358.50                6.09
-----------------------------      ------------------------      --------------------------      -------------------------
Total                                                1,708                 $168,819,586.37              100.00%
                                   ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                              Percent of
                                              Number of Group I              Aggregate Group I              Aggregate Group I
Cut-off Date Principal Balance ($)             Mortgage Loans                Principal Balance              Principal Balance
-------------------------------------      ------------------------      --------------------------      -------------------------
      0.01 -  25,000.00                                         89                   $1,730,591.01                1.03%
 25,000.01 -  50,000.00                                        387                   14,785,467.21                8.76
 50,000.01 -  75,000.00                                        356                   21,848,979.10               12.94
 75,000.01 - 100,000.00                                        248                   21,562,198.56               12.77
100,000.01 - 125,000.00                                        190                   21,408,891.76               12.68
125,000.01 - 150,000.00                                        126                   17,282,492.41               10.24
150,000.01 - 175,000.00                                        103                   16,557,345.98                9.81
175,000.01 - 200,000.00                                         57                   10,805,575.66                6.40
200,000.01 - 225,000.00                                         38                    8,014,537.49                4.75
225,000.01 - 250,000.00                                         26                    6,148,338.88                3.64
250,000.01 - 275,000.00                                         19                    5,017,007.15                2.97
275,000.01 - 300,000.00                                         13                    3,757,777.20                2.23
300,000.01 - 325,000.00                                         22                    6,889,063.39                4.08
325,000.01 - 350,000.00                                          9                    3,045,936.44                1.80
350,000.01 - 375,000.00                                          5                    1,812,452.41                1.07
375,000.01 - 400,000.00                                         13                    5,108,534.90                3.03
400,000.01 - 425,000.00                                          3                    1,240,754.06                0.73
425,000.01 - 450,000.00                                          2                      860,700.07                0.51
450,000.01 - 475,000.00                                          2                      942,942.69                0.56
-------------------------------------      ------------------------      --------------------------      -------------------------
Total                                                        1,708                 $168,819,586.37              100.00%
                                           ========================      ==========================      =========================


                                                                                                           Percent of
Prepayment Penalty                       Number of Group I              Aggregate Group I              Aggregate Group I
Period (Months)                           Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
No Prepayment Penalty                                     633                  $50,075,054.25                29.66%
12                                                        120                   19,586,079.09                11.60
24                                                         57                    5,052,567.28                 2.99
30                                                          3                      277,130.67                 0.16
36                                                        631                   64,915,689.67                38.45
42                                                         11                    1,024,110.67                 0.61
48                                                          1                      202,043.58                 0.12
60                                                        252                   27,686,911.16                16.40
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   1,708                 $168,819,586.37               100.00%
                                      ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                          Percent of
Remaining Term                           Number of Group I              Aggregate Group I              Aggregate Group I
to Maturity (Months)                      Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
 13 -  24                                                   1                      $13,104.04                0.01%
 37 -  48                                                   1                       97,951.90                0.06
 49 -  60                                                   9                    1,255,425.69                0.74
 61 -  72                                                   2                      114,586.24                0.07
 97 - 108                                                   4                      219,741.59                0.13
109 - 120                                                  60                    7,059,793.34                4.18
133 - 144                                                   6                      443,818.40                0.26
145 - 156                                                  10                      422,075.21                0.25
157 - 168                                                  59                    2,735,123.11                1.62
169 - 180                                                 855                   74,951,954.95               44.40
205 - 216                                                   3                      183,208.43                0.11
217 - 228                                                  20                      915,911.11                0.54
229 - 240                                                 143                   12,857,817.87                7.62
277 - 288                                                   1                       49,131.06                0.03
289 - 300                                                   4                      725,948.19                0.43
313 - 324                                                   1                       72,967.90                0.04
325 - 336                                                   4                      311,790.77                0.18
337 - 348                                                  31                    2,975,043.30                1.76
349 - 360                                                 494                   63,414,193.27               37.56
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   1,708                 $168,819,586.37             100.00%
                                      ========================      ==========================      =========================



                                                                                                           Percent of
                                         Number of Group I              Aggregate Group I              Aggregate Group I
Occupancy Status                          Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
Owner Occupied                                          1,428                 $149,000,332.97                88.26%
Non-Owner Occupied                                        280                   19,819,253.40                11.74
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   1,708                 $168,819,586.37               100.00%
                                      ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                        Percent of
                                       Number of Group I              Aggregate Group I              Aggregate Group I
Credit Grade                            Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
A                                                     1,157                 $119,475,764.03                70.77%
B                                                       393                   35,981,565.19                21.31
C                                                       158                   13,362,257.15                 7.92
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                 1,708                 $168,819,586.37               100.00%
                                    ========================      ==========================      =========================


                                                                                                         Percent of
                                       Number of Group I              Aggregate Group I              Aggregate Group I
FICO Score                              Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
501 - 525                                                63                   $6,258,439.10                3.71%
526 - 550                                               100                    9,571,669.03                5.67
551 - 575                                               175                   16,647,451.15                9.86
576 - 600                                               258                   23,258,157.89               13.78
601 - 625                                               306                   31,671,932.02               18.76
626 - 650                                               298                   29,211,320.42               17.30
651 - 675                                               231                   25,074,005.76               14.85
676 - 700                                               127                   13,081,575.56                7.75
701 - 725                                                74                    7,321,052.89                4.34
726 - 750                                                50                    4,179,108.31                2.48
751 - 775                                                17                    1,501,550.87                0.89
776 - 800                                                 9                    1,043,323.37                0.62
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                 1,708                 $168,819,586.37              100.00%
                                    ========================      ==========================      =========================

                                                                                                         Percent of
                                       Number of Group I              Aggregate Group I              Aggregate Group I
Documentation Type                      Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
Full Documentation                                    1,391                 $132,659,037.44                78.58%
Stated Income                                           198                   24,099,176.36                14.28
Alternative Documentation                                73                    7,632,650.15                 4.52
Lite Documentation                                       46                    4,428,722.42                 2.62
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                 1,708                 $168,819,586.37               100.00%
                                    ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                            Percent of
                                          Number of Group I              Aggregate Group I              Aggregate Group I
Property Type                              Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Single-Family Residence                                  1,648                 $161,261,654.01                95.52%
Mixed-Use                                                   60                    7,557,932.36                 4.48
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    1,708                 $168,819,586.37               100.00%
                                       ========================      ==========================      =========================

Mixed-Use is comprised of multi-family properties and "true" mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 0.86% and 3.62% of the Aggregate Group I Principal Balance, respectively.

                                                                                                           Percent of
                                         Number of Group I              Aggregate Group I              Aggregate Group I
Loan Purpose                              Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
Refinance (Cash-out)                                      947                 $100,223,232.19                59.37%
Purchase                                                  417                   36,074,121.70                21.37
Refinance (Rate/Term)                                     300                   30,337,582.62                17.97
Unknown                                                    44                    2,184,649.86                 1.29
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   1,708                 $168,819,586.37               100.00%
                                      ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                           Percent of
                                         Number of Group I              Aggregate Group I              Aggregate Group I
Geographic Distribution                   Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
Pennsylvania                                              329                  $23,569,025.19               13.96%
New Jersey                                                172                   20,453,187.02               12.12
New York                                                  121                   18,914,721.40               11.20
California                                                 95                   14,891,829.50                8.82
North Carolina                                            124                   11,004,814.61                6.52
Maryland                                                   85                    9,323,328.51                5.52
Florida                                                    73                    6,126,999.14                3.63
Massachusetts                                              39                    5,923,738.52                3.51
Missouri                                                   79                    5,533,219.75                3.28
Ohio                                                       70                    5,019,471.59                2.97
Kansas                                                     39                    3,388,424.22                2.01
Colorado                                                   20                    3,017,630.42                1.79
Delaware                                                   35                    2,940,164.53                1.74
Georgia                                                    25                    2,909,147.50                1.72
Virginia                                                   14                    2,629,441.62                1.56
Indiana                                                    36                    2,626,007.03                1.56
Illinois                                                   24                    2,586,495.25                1.53
South Carolina                                             39                    2,532,434.64                1.50
Connecticut                                                15                    2,480,303.98                1.47
Nevada                                                     28                    2,380,131.11                1.41
Washington                                                 22                    2,334,795.41                1.38
Minnesota                                                  21                    2,220,987.21                1.32
Iowa                                                       32                    2,160,215.53                1.28
South Dakota                                               23                    1,728,000.99                1.02
Arizona                                                    19                    1,536,741.66                0.91
Michigan                                                   19                    1,533,698.75                0.91
Nebraska                                                   19                    1,383,014.86                0.82
Rhode Island                                               13                    1,330,209.58                0.79
Tennessee                                                  14                    1,172,337.05                0.69
Wisconsin                                                   9                    1,102,867.74                0.65
New Hampshire                                               8                      793,143.60                0.47
New Mexico                                                  7                      632,072.27                0.37
Idaho                                                       8                      540,971.93                0.32
Oregon                                                      5                      482,295.52                0.29
Oklahoma                                                    7                      434,056.70                0.26
Kentucky                                                    7                      425,418.25                0.25
Montana                                                     6                      326,631.88                0.19
Utah                                                        4                      256,018.01                0.15
Maine                                                       3                      175,593.90                0.10
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   1,708                 $168,819,586.37              100.00%
                                      ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

Summary Statistics
--------------------------------------------------------------------------------
Cut-off Date Principal Balance                         $98,869,826.92
   Number of Mortgage Loans                                       846
   Minimum                                                 $16,472.74
   Maximum                                                $499,328.96
   Average                                                $116,867.41
LTV Ratio
   Minimum                                                    15.789%
   Maximum                                                   100.000%
   Weighted Average                                           82.084%
Mortgage Rate
   Minimum                                                     6.990%
   Maximum                                                    12.625%
   Weighted Average                                            9.274%
Remaining Term (Months)
   Minimum                                                 339 Months
   Maximum                                                 360 Months
   Weighted Average                                        355 Months
FICO Score
   Minimum                                                        501
   Maximum                                                        782
   Weighted Average                                               597
Product Type
   Fully Amortizing Adjustable Rate Mortgage Loans            100.00%
Lien Position
   First                                                      100.00%
Property Type
   Single Family Residence                                    100.00%
Occupancy Status
   Owner Occupied                                              94.81%
   Non-Owner Occupied                                           5.19%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                 9.38%
   California                                                   8.98%
   Illinois                                                     7.43%
   North Carolina                                               7.11%
   South Dakota                                                 6.04%
   New Jersey                                                   5.87%
   Nevada                                                       5.45%
   Maryland                                                     5.08%
   Number of States                                                38
   Largest Zip Code Concentration (IL / 60629)                  0.64%
% of Loans with Prepayment Penalties                           80.83%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

Summary of Adjustable Rate Statistics
--------------------------------------------------------------------------------
Product Type
   2/28 Mortgage                                                     96.64%
   3/27 Mortgage                                                      3.36%
Index Type
   6-Month LIBOR                                                    100.00%
Minimum Mortgage Rate
   Minimum                                                           6.990%
   Maximum                                                          12.625%
   Weighted Average                                                  9.257%
Maximum Mortgage Rate
   Minimum                                                          10.990%
   Maximum                                                          19.250%
   Weighted Average                                                 15.420%
Initial Rate Cap
   Minimum                                                           2.000%
   Maximum                                                           3.000%
   Weighted Average                                                  2.743%
Periodic Rate Cap
   Minimum                                                           1.000%
   Maximum                                                           1.500%
   Weighted Average                                                  1.372%
Gross Margin
   Minimum                                                           3.250%
   Maximum                                                           8.950%
   Weighted Average                                                  5.964%
Months to Next Adjustment Date
   Minimum                                                         3 Months
   Maximum                                                        34 Months
   Weighted Average                                               19 Months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Mortgage Rate (%)                       Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
 6.501 -  7.000                                           8                   $1,066,303.93                1.08%
 7.001 -  7.500                                          15                    1,825,527.85                1.85
 7.501 -  8.000                                          64                    9,601,756.03                9.71
 8.001 -  8.500                                         106                   13,252,031.57               13.40
 8.501 -  9.000                                         165                   21,626,539.92               21.87
 9.001 -  9.500                                         122                   15,200,070.91               15.37
 9.501 - 10.000                                         148                   16,499,190.30               16.69
10.001 - 10.500                                         110                   10,744,527.12               10.87
10.501 - 11.000                                          62                    5,537,788.80                5.60
11.001 - 11.500                                          19                    1,449,124.72                1.47
11.501 - 12.000                                          23                    1,866,035.90                1.89
12.001 - 12.500                                           2                      114,212.82                0.12
12.501 - 13.000                                           2                       86,717.05                0.09
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92             100.00%
                                    ========================      ==========================      =========================


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Loan-to-Value Ratio (%)                 Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
15.001 -  20.000                                          2                      $72,659.52                0.07%
25.001 -  30.000                                          2                       96,235.81                0.10
30.001 -  35.000                                          1                       54,949.60                0.06
35.001 -  40.000                                          3                      183,092.18                0.19
40.001 -  45.000                                          4                      550,860.78                0.56
45.001 -  50.000                                          8                      401,393.01                0.41
50.001 -  55.000                                          9                      851,131.59                0.86
55.001 -  60.000                                         14                    1,605,009.53                1.62
60.001 -  65.000                                         19                    2,065,616.82                2.09
65.001 -  70.000                                         37                    3,646,666.13                3.69
70.001 -  75.000                                         63                    6,400,980.95                6.47
75.001 -  80.000                                        291                   31,067,705.50               31.42
80.001 -  85.000                                        125                   16,284,398.18               16.47
85.001 -  90.000                                        227                   28,807,456.80               29.14
90.001 -  95.000                                         25                    4,541,434.35                4.59
95.001 - 100.000                                         16                    2,240,236.17                2.27
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92             100.00%
                                    ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                               Percent of
                                            Number of Group II             Aggregate Group II              Aggregate Group II
Cut-off Date Principal Balance ($)            Mortgage Loans                Principal Balance              Principal Balance
--------------------------------------    ------------------------      --------------------------      -------------------------
      0.01 -  25,000.00                                         8                     $176,682.59                0.18%
 25,000.01 -  50,000.00                                        94                    3,747,177.37                3.79
 50,000.01 -  75,000.00                                       160                   10,157,444.12               10.27
 75,000.01 - 100,000.00                                       169                   14,847,814.84               15.02
100,000.01 - 125,000.00                                       124                   13,936,209.14               14.10
125,000.01 - 150,000.00                                       100                   13,643,325.89               13.80
150,000.01 - 175,000.00                                        55                    8,903,512.94                9.01
175,000.01 - 200,000.00                                        46                    8,555,826.32                8.65
200,000.01 - 225,000.00                                        19                    4,048,157.67                4.09
225,000.01 - 250,000.00                                        19                    4,495,573.58                4.55
250,000.01 - 275,000.00                                        17                    4,491,178.36                4.54
275,000.01 - 300,000.00                                         7                    2,033,609.08                2.06
300,000.01 - 325,000.00                                        10                    3,094,977.39                3.13
325,000.01 - 350,000.00                                         7                    2,379,555.22                2.41
350,000.01 - 375,000.00                                         3                    1,073,060.25                1.09
375,000.01 - 400,000.00                                         6                    2,355,232.41                2.38
425,000.01 - 450,000.00                                         1                      431,160.79                0.44
475,000.01 - 500,000.00                                         1                      499,328.96                0.51
--------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                         846                  $98,869,826.92              100.00%
                                          ========================      ==========================      =========================


                                                                                                               Percent of
Prepayment Penalty                          Number of Group II             Aggregate Group II              Aggregate Group II
Period (Months)                               Mortgage Loans                Principal Balance              Principal Balance
--------------------------------------    ------------------------      --------------------------      -------------------------
No Prepayment Penalty                                         177                  $18,955,582.23               19.17%
12                                                             51                    7,676,052.07                7.76
24                                                            489                   58,093,124.01               58.76
30                                                              1                      144,703.50                0.15
36                                                            115                   12,337,918.96               12.48
42                                                              1                       87,502.86                0.09
48                                                              1                      362,352.72                0.37
60                                                             11                    1,212,590.57                1.23
--------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                         846                  $98,869,826.92              100.00%
                                          ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                            Percent of
Remaining Term                           Number of Group II             Aggregate Group II              Aggregate Group II
to Maturity (Months)                       Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
337 - 348                                                   40                   $4,962,692.84                5.02%
349 - 360                                                  806                   93,907,134.08               94.98
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Occupancy Status                           Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Owner Occupied                                             785                  $93,743,093.45               94.81%
Non-Owner Occupied                                          61                    5,126,733.47                5.19
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Credit Grade                               Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
A                                                          418                  $51,509,926.88                52.10%
B                                                          264                   29,472,361.12                29.81
C                                                          164                   17,887,538.92                18.09
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92               100.00%
                                       ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                          Percent of
                                       Number of Group II             Aggregate Group II              Aggregate Group II
FICO Score                               Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
501 - 525                                                 78                   $8,243,219.74                8.34%
526 - 550                                                129                   14,622,332.96               14.79
551 - 575                                                103                   12,400,138.22               12.54
576 - 600                                                142                   16,164,038.15               16.35
601 - 625                                                148                   18,674,182.70               18.89
626 - 650                                                127                   13,831,834.52               13.99
651 - 675                                                 65                    8,954,305.53                9.06
676 - 700                                                 24                    2,193,715.68                2.22
701 - 725                                                 20                    2,749,349.99                2.78
726 - 750                                                  7                      824,047.33                0.83
751 - 775                                                  1                       82,820.22                0.08
776 - 800                                                  2                      129,841.88                0.13
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    846                  $98,869,826.92              100.00%
                                     ========================      ==========================      =========================


                                                                                                          Percent of
                                       Number of Group II             Aggregate Group II              Aggregate Group II
Documentation Type                       Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
Full Documentation                                       672                  $74,724,923.52                75.58%
Stated Income                                             84                   11,700,329.16                11.83
Alternative Documentation                                 52                    7,470,819.38                 7.56
Lite Documentation                                        38                    4,973,754.86                 5.03
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    846                  $98,869,826.92               100.00%
                                     ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                             Percent of
                                          Number of Group II             Aggregate Group II              Aggregate Group II
Property Type                               Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
Single-Family Residence                                     846                  $98,869,826.92                100.00%
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                       846                  $98,869,826.92                100.00%
                                        ========================      ==========================      =========================


                                                                                                             Percent of
                                          Number of Group II             Aggregate Group II              Aggregate Group II
Loan Purpose                                Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
Refinance (Cash-Out)                                        418                  $51,904,682.83                52.50%
Purchase                                                    237                   25,303,391.65                25.59
Refinance (Rate/Term)                                       163                   19,150,764.27                19.37
Unknown                                                      28                    2,510,988.17                 2.54
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                       846                  $98,869,826.92              100.00%
                                        ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Geographic Distribution                    Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Pennsylvania                                                95                   $9,272,675.14                9.38%
California                                                  45                    8,878,448.15                8.98
Illinois                                                    52                    7,349,993.93                7.43
North Carolina                                              58                    7,034,449.58                7.11
South Dakota                                                63                    5,970,546.74                6.04
New Jersey                                                  43                    5,806,166.47                5.87
Nevada                                                      37                    5,390,802.63                5.45
Maryland                                                    34                    5,022,993.82                5.08
Ohio                                                        35                    4,137,805.33                4.19
Minnesota                                                   26                    3,848,926.33                3.89
Wisconsin                                                   36                    3,653,400.64                3.70
Missouri                                                    34                    2,814,176.74                2.85
Washington                                                  18                    2,370,788.07                2.40
Kansas                                                      23                    2,240,514.01                2.27
Michigan                                                    25                    2,049,532.23                2.07
South Carolina                                              18                    1,884,961.48                1.91
Delaware                                                    16                    1,806,366.77                1.83
Massachusetts                                               14                    1,805,105.91                1.83
Nebraska                                                    25                    1,745,724.20                1.77
Colorado                                                    10                    1,641,090.25                1.66
Idaho                                                       11                    1,471,525.68                1.49
Iowa                                                        18                    1,345,330.45                1.36
Oklahoma                                                     9                    1,214,683.04                1.23
Georgia                                                     13                    1,207,107.34                1.22
Montana                                                     10                    1,122,669.46                1.14
Kentucky                                                    12                    1,047,507.99                1.06
Oregon                                                       7                    1,015,161.22                1.03
Tennessee                                                    8                      953,945.72                0.96
Florida                                                     10                      944,244.87                0.96
New Mexico                                                   8                      878,323.62                0.89
Indiana                                                     13                      854,855.80                0.86
Virginia                                                     6                      624,636.02                0.63
New York                                                     3                      547,377.66                0.55
Rhode Island                                                 3                      290,571.26                0.29
New Hampshire                                                2                      222,847.63                0.23
Arizona                                                      3                      208,031.96                0.21
Connecticut                                                  2                      131,654.93                0.13
Utah                                                         1                       64,883.85                0.07
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Minimum Mortgage Rate (%)                  Mortgage Loans                Principal Balance              Principal Balance
-----------------------------------    ------------------------      --------------------------      -------------------------
 6.501 -  7.000                                              8                   $1,066,303.93                1.08%
 7.001 -  7.500                                             16                    1,986,492.44                2.01
 7.501 -  8.000                                             66                   10,076,587.72               10.19
 8.001 -  8.500                                            106                   13,167,333.75               13.32
 8.501 -  9.000                                            165                   21,285,551.37               21.53
 9.001 -  9.500                                            130                   15,771,814.62               15.95
 9.501 - 10.000                                            147                   16,384,665.87               16.57
10.001 - 10.500                                            101                    9,998,542.73               10.11
10.501 - 11.000                                             61                    5,616,444.00                5.68
11.001 - 11.500                                             19                    1,449,124.72                1.47
11.501 - 12.000                                             23                    1,866,035.90                1.89
12.001 - 12.500                                              2                      114,212.82                0.12
12.501 - 13.000                                              2                       86,717.05                0.09
-----------------------------------    ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Maximum Mortgage Rate (%)                  Mortgage Loans                Principal Balance              Principal Balance
-----------------------------------    ------------------------      --------------------------      -------------------------
10.501 - 11.000                                              1                     $179,885.06                0.18%
11.001 - 11.500                                              1                      213,470.33                0.22
12.501 - 13.000                                              8                    1,066,303.93                1.08
13.001 - 13.500                                             16                    1,725,525.99                1.75
13.501 - 14.000                                             63                    9,192,486.01                9.30
14.001 - 14.500                                             86                   10,472,321.01               10.59
14.501 - 15.000                                            146                   18,886,991.93               19.10
15.001 - 15.500                                            124                   15,523,759.08               15.70
15.501 - 16.000                                            140                   15,615,444.46               15.79
16.001 - 16.500                                            102                   11,273,051.50               11.40
16.501 - 17.000                                             85                    8,780,427.95                8.88
17.001 - 17.500                                             32                    2,625,940.23                2.66
17.501 - 18.000                                             27                    2,351,993.12                2.38
18.001 - 18.500                                              7                      486,313.51                0.49
18.501 - 19.000                                              7                      421,572.63                0.43
19.001 - 19.500                                              1                       54,340.18                0.05
-----------------------------------    ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                             Percent of
                                          Number of Group II             Aggregate Group II              Aggregate Group II
Initial Rate Cap (%)                        Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
2.000                                                       204                  $25,444,390.44                25.74%
3.000                                                       642                   73,425,436.48                74.26
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                       846                  $98,869,826.92               100.00%
                                        ========================      ==========================      =========================


                                                                                                             Percent of
                                          Number of Group II             Aggregate Group II              Aggregate Group II
Periodic Rate Cap (%)                       Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
1.000                                                       201                  $25,281,981.71                25.57%
1.500                                                       645                   73,587,845.21                74.43
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                       846                  $98,869,826.92               100.00%
                                        ========================      ==========================      =========================


                                                                                                             Percent of
                                          Number of Group II             Aggregate Group II              Aggregate Group II
Gross Margin (%)                            Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
3.001 - 3.500                                                 1                      $42,536.02                0.04%
3.501 - 4.000                                                 3                      471,975.99                0.48
4.001 - 4.500                                                 4                      493,828.00                0.50
4.501 - 5.000                                               230                   25,213,494.36               25.50
5.001 - 5.500                                               189                   22,614,567.03               22.87
5.501 - 6.000                                                83                   10,900,193.85               11.02
6.001 - 6.500                                               147                   18,691,960.91               18.91
6.501 - 7.000                                                89                   10,072,983.78               10.19
7.001 - 7.500                                                43                    5,313,816.94                5.37
7.501 - 8.000                                                23                    2,292,779.47                2.32
8.001 - 8.500                                                19                    1,640,379.80                1.66
8.501 - 9.000                                                15                    1,121,310.77                1.13
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                       846                  $98,869,826.92              100.00%
                                        ========================      ==========================      =========================


                                                                                                             Percent of
                                          Number of Group II             Aggregate Group II              Aggregate Group II
Months to Next Adjustment Date              Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
 1 -  6                                                       1                      $56,605.88                0.06%
 7 - 12                                                      36                    4,119,380.51                4.17
13 - 18                                                     279                   28,790,677.23               29.12
19 - 24                                                     504                   62,775,202.88               63.49
25 - 30                                                      11                    1,248,787.16                1.26
31 - 36                                                      15                    1,879,173.26                1.90
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                       846                  $98,869,826.92              100.00%
                                        ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             1.86           1.30          1.00           0.81           0.69          0.53           0.44
Modified Duration (years)*       1.79           1.26          0.98           0.80           0.68          0.52           0.43
First Principal Payment         3/25/02       3/25/02        3/25/02       3/25/02        3/25/02        3/25/02       3/25/02
Last Principal Payment          4/25/06       12/25/04       3/25/04       10/25/03       7/25/03        2/25/03       12/25/02
Principal Window (months)         50             34            25             20             17            12             10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             7.62           5.30          4.00           3.11           2.38          1.50           1.14
Modified Duration (years)*       5.95           4.41          3.46           2.76           2.16          1.40           1.08
First Principal Payment         4/25/06       12/25/04       3/25/04       10/25/03       7/25/03        2/25/03       12/25/02
Last Principal Payment          9/25/15       10/25/11       6/25/09       1/25/08        1/25/07        3/25/04       9/25/03
Principal Window (months)         114            83            64             52             43            14             10

Class AV-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             5.84           4.09          3.01           2.30           1.78          0.97           0.70
Modified Duration (years)*       5.19           3.73          2.80           2.17           1.70          0.95           0.68
First Principal Payment         3/25/02       3/25/02        3/25/02       3/25/02        3/25/02        3/25/02       3/25/02
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        7/25/04       11/25/03
Principal Window (months)         168           127            95             74             60            29             21

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.87           6.95          5.18           4.21           3.82          3.44           2.46
Modified Duration (years)*       6.91           5.31          4.19           3.54           3.27          2.99           2.21
First Principal Payment         1/25/07       6/25/05        9/25/04       12/25/04       3/25/05        7/25/04       11/25/03
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        8/25/05       8/25/04
Principal Window (months)         110            88            65             41             24            14             10

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.85           6.93          5.16           4.14           3.62          3.30           2.38
Modified Duration (years)*       6.74           5.21          4.12           3.45           3.08          2.86           2.13
First Principal Payment         1/25/07       6/25/05        9/25/04       10/25/04       12/25/04       2/25/05       4/25/04
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        8/25/05       8/25/04
Principal Window (months)         110            88            65             43             27             7             5

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.88           6.96          5.18           4.13           3.53          2.96           2.14
Modified Duration (years)*       6.64           5.15          4.09           3.40           2.99          2.58           1.92
First Principal Payment         1/25/07       6/25/05        9/25/04       9/25/04        10/25/04      10/25/04       1/25/04
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        8/25/05       8/25/04
Principal Window (months)         110            88            65             44             29            11             8


*Modified Duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.86          1.30          1.00           0.81          0.69           0.53          0.44
Modified Duration (years)*          1.79          1.26          0.98           0.80          0.68           0.52          0.43
First Principal Payment           3/25/02        3/25/02       3/25/02       3/25/02        3/25/02       3/25/02        3/25/02
Last Principal Payment            4/25/06       12/25/04       3/25/04       10/25/03       7/25/03       2/25/03       12/25/02
Principal Window (months)            50            34            25             20            17             12            10

Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                7.62          5.30          4.00           3.11          2.38           1.50          1.14
Modified Duration (years)*          5.95          4.41          3.46           2.76          2.16           1.40          1.08
First Principal Payment           4/25/06       12/25/04       3/25/04       10/25/03       7/25/03       2/25/03       12/25/02
Last Principal Payment            9/25/15       10/25/11       6/25/09       1/25/08        1/25/07       3/25/04        9/25/03
Principal Window (months)           114            83            64             52            43             14            10

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                6.43          4.59          3.46           2.69          2.10           0.97          0.70
Modified Duration (years)*          5.59          4.11          3.17           2.50          1.97           0.95          0.68
First Principal Payment           3/25/02        3/25/02       3/25/02       3/25/02        3/25/02       3/25/02        3/25/02
Last Principal Payment            4/25/28        8/25/22       1/25/18       2/25/16        7/25/13       7/25/04       11/25/03
Principal Window (months)           314            246           191           168            137            29            21

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.55          7.53          5.73           4.66          4.19           4.85          3.53
Modified Duration (years)*          7.13          5.56          4.47           3.80          3.51           4.01          3.05
First Principal Payment           1/25/07        6/25/05       9/25/04       12/25/04       3/25/05       7/25/04       11/25/03
Last Principal Payment            5/25/25        5/25/19       2/25/16       10/25/13       8/25/11       2/25/10       12/25/07
Principal Window (months)           221            168           138           107            78             68            50

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.44          7.44          5.66           4.55          3.94           3.53          2.56
Modified Duration (years)*          6.93          5.42          4.37           3.68          3.29           3.03          2.27
First Principal Payment           1/25/07        6/25/05       9/25/04       10/25/04      12/25/04       2/25/05        4/25/04
Last Principal Payment            7/25/23        9/25/17       7/25/15       9/25/12        9/25/10       2/25/08        6/25/06
Principal Window (months)           199            148           131            96            70             37            27

Class B
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.25          7.38          5.53           4.42          3.76           3.12          2.27
Modified Duration (years)*          6.76          5.32          4.27           3.57          3.14           2.69          2.02
First Principal Payment           1/25/07        6/25/05       9/25/04       9/25/04       10/25/04       10/25/04       1/25/04
Last Principal Payment            3/25/21        2/25/16      12/25/13       6/25/11        9/25/09       5/25/07       12/25/05
Principal Window (months)           171            129           112            82            60             32            24


*Modified Duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     Class AF-1 and AV-1 Available Funds Cap
                     ---------------------------------------



                  Class AF-1 and AV-1                         Class AF-1 and AV-1                      Class AF-1 and AV-1
Period     Date   Available Funds Cap    Period      Date     Available Funds Cap  Period    Date     Available Funds Cap
------     ----   -------------------    ------      ----     -------------------  ------    ----     -------------------
   1     03/25/02        10.09%            33      11/25/04          8.48%           65    07/25/07          8.77%
   2     04/25/02        8.46%             34      12/25/04          8.76%           66    08/25/07          8.49%
   3     05/25/02        8.75%             35      01/25/05          8.48%           67    09/25/07          8.49%
   4     06/25/02        8.47%             36      02/25/05          8.48%           68    10/25/07          8.78%
   5     07/25/02        8.75%             37      03/25/05          9.39%           69    11/25/07          8.49%
   6     08/25/02        8.47%             38      04/25/05          8.48%           70    12/25/07          8.78%
   7     09/25/02        8.47%             39      05/25/05          8.76%           71    01/25/08          8.49%
   8     10/25/02        8.75%             40      06/25/05          8.48%           72    02/25/08          8.50%
   9     11/25/02        8.47%             41      07/25/05          8.76%           73    03/25/08          9.08%
  10     12/25/02        8.75%             42      08/25/05          8.48%           74    04/25/08          8.50%
  11     01/25/03        8.47%             43      09/25/05          8.48%           75    05/25/08          8.78%
  12     02/25/03        8.47%             44      10/25/05          8.77%           76    06/25/08          8.50%
  13     03/25/03        9.38%             45      11/25/05          8.48%           77    07/25/08          8.78%
  14     04/25/03        8.47%             46      12/25/05          8.77%           78    08/25/08          8.50%
  15     05/25/03        8.75%             47      01/25/06          8.48%           79    09/25/08          8.50%
  16     06/25/03        8.47%             48      02/25/06          8.48%           80    10/25/08          8.78%
  17     07/25/03        8.76%             49      03/25/06          9.39%           81    11/25/08          8.50%
  18     08/25/03        8.47%             50      04/25/06          8.48%           82    12/25/08          8.79%
  19     09/25/03        8.47%             51      05/25/06          8.77%           83    01/25/09          8.50%
  20     10/25/03        8.75%             52      06/25/06          8.49%           84    02/25/09          8.51%
  21     11/25/03        8.47%             53      07/25/06          8.77%           85    03/25/09          9.42%
  22     12/25/03        8.75%             54      08/25/06          8.49%           86    04/25/09          8.51%
  23     01/25/04        8.47%             55      09/25/06          8.49%           87    05/25/09          8.79%
  24     02/25/04        8.47%             56      10/25/06          8.77%           88    06/25/09          8.51%
  25     03/25/04        9.06%             57      11/25/06          8.49%           89    07/25/09          8.79%
  26     04/25/04        8.48%             58      12/25/06          8.77%           90    08/25/09          8.51%
  27     05/25/04        8.76%             59      01/25/07          8.49%           91    09/25/09          8.51%
  28     06/25/04        8.48%             60      02/25/07          8.49%           92    10/25/09          8.79%
  29     07/25/04        8.76%             61      03/25/07          9.40%           93    11/25/09          8.51%
  30     08/25/04        8.48%             62      04/25/07          8.49%           94    12/25/09          8.79%
  31     09/25/04        8.48%             63      05/25/07          8.77%           95    01/25/10          8.51%
  32     10/25/04        8.76%             64      06/25/07          8.49%




--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------